Exhibit 99.5

VOTING TRUST AGREEMENT

THIS VOTING TRUST AGREEMENT (as it may be amended or supplemented from time to time, the “Agreement”) is entered into as of March 7, 2005, by and among Star Gas LLC, a Delaware limited liability company (the “Company”), and Irik P. Sevin, in his capacity as a member of the Company (the “Member”), and Irik P. Sevin, Stephen Russell and Joseph P. Cavanaugh in their capacities as trustees under this Agreement (the “Voting Trustees”, which term shall be deemed to include a reference to their respective successors as Voting Trustees hereunder).

RECITALS

A. The Member is the owner of 15.6363 percent of the aggregate outstanding membership interests in the Company (the “Membership Interests”).

B. The Member desires to assign and transfer all of his Membership Interests in the Company into a trust for his benefit pursuant to this Agreement.

C. The voting trust created by this Agreement is for the benefit of the Member.

D. The parties hereto deem it to be in the interest of the Member that this Agreement should be made.

AGREEMENTS

In consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

1. Representations of the Member; Creation of Voting Trust.

1.1. Representations of the Member. The Member hereby represents, warrants and covenants to the Company and the Voting Trustees as follows:

(a) the Member is an individual domiciled in the State New York;

(b) the Member has the power, authority and legal right to enter into and perform his obligations under this Agreement;

(c) this Agreement has been duly executed and delivered by the Member and is a legal, valid and binding agreement of the Member enforceable against the Member in accordance with its terms;

(d) the Member is the beneficial and record owner of 15.6363 percent of the aggregate outstanding Membership Interests in the Company, and all of such Membership Interests are owned free and clear of all claims, liens, pledges, options, charges, security interests and other encumbrances, except as may exist under the Company’s Limited Liability Company Agreement or under any federal or state securities laws; and

(e) none of the Member’s Membership Interests in the Company are subject to any voting agreement, voting trust, proxy or other agreement concerning the voting of such Membership Interests, except for this Agreement.

1.2 Assignment of Membership Interests. The Member hereby assigns and transfers, and agrees to assign and transfer, to the Voting Trustees all of his Membership Interests in the Company, which represents 15.6363 percent of the aggregate outstanding Membership Interests in the Company, and all additional Membership Interests at any time hereafter owned by him during the term of this Agreement, however acquired. Notwithstanding the assignment and transfer of the Membership Interests in the Company to the Voting Trustees, none of the parties will state, assert or otherwise take a position that the Member is not the beneficial owner of the Membership Interests.

1.3. Delivery of Voting Trust Certificates. The Voting Trustees shall hold such Membership Interests subject to the terms and conditions of this Agreement and shall deliver or cause to be delivered to the Member one or more voting trust certificates (“Voting Trust Certificates”) representing the Membership Interests so assigned and transferred by the Member in the form provided for in Section 2.1 hereof.

1.4. Limited Liability Company Agreement. Schedule A of the limited liability company agreement of the Company shall be amended to reflect that the Member has assigned and transferred all of his Membership Interests in the Company to the Voting Trustees, and shall be further amended to reflect any additional Membership Interests assigned and transferred to the Voting Trustees as provided in Section 1.2.

1.5. Acceptance of Trust. The Voting Trustees accept the voting trust created hereby in accordance with all of the terms and conditions contained in this Agreement.

2. Voting Trust Certificates.

2.1. Form; Legend. The Voting Trust Certificates to be issued and delivered by the Voting Trustees under this Agreement in respect of the Membership Interests in the Company shall be substantially in the form of Exhibit A attached hereto, with such changes therein consistent with the provisions of this Agreement as the Voting Trustees may from time to time deem appropriate. Each Voting Trust Certificate shall have the following legend stamped, typed or otherwise legibly placed on the face or reverse side thereof:

Sale, pledge or other disposition or transfer of this Voting Trust Certificate and the Membership Interests in Star Gas LLC, a Delaware limited liability company (the “Company”), represented hereby, is restricted by the terms of a Voting Trust Agreement, dated as of March 7, 2005, which may be examined in the principal office of the Company.

2.2. Transfer, Registered Holders; Transfer Books.

(a) The Voting Trust Certificates shall be transferable only on the books of the Voting Trustees upon surrender of such Voting Trust Certificates (duly endorsed in blank or accompanied by a proper instrument of assignment duly executed in blank, together with requisite transfer tax stamps attached thereto and an amount sufficient to pay all federal, state and local taxes or other government charges, if any, then payable in connection with such transfer) by the registered holder in person or by such holder’s duly authorized attorney. Upon the surrender of any Voting Trust Certificates for transfer, the Voting Trustees shall cancel such Voting Trust Certificates and new certificates shall be delivered in accordance with the instructions of the registered holder in person or such holder’s duly authorized attorney in the same form and representing the same percentage interest in the Membership Interests in the Company as the Voting Trust Certificates presented for cancellation.

(b) The Member represents and warrants that he is acquiring the Voting Trust Certificates for investment purposes and not with a view to their resale or distribution.

(c) The Voting Trustees may treat the registered holder of each of such Voting Trust Certificate as the absolute owner thereof for all purposes whatsoever, and accordingly shall not be required to recognize any legal, equitable or other claim or interest in each such Voting Trust Certificate on the part of any other person, whether or not it or they shall have express or other notice thereof.

(d) The Voting Trustees shall keep or cause to be kept, a record of the registered holders of the Voting Trust Certificates and such other books and records as the Voting Trustees are required to maintain by law.

3. Distributions. The Voting Trustees shall receive and hold, subject to the terms of this Agreement, any distributions declared and paid on the Membership Interests assigned and transferred to the Voting Trustees hereunder and shall promptly after receipt distribute directly any such distributions to holders of Voting Trust Certificates in proportion to their respective interests therein as shown on the books of the Voting Trustees, such distribution to be equivalent to the distribution that each respective holder would have been entitled to receive had such holder not assigned and transferred to the Voting Trustees such holder’s Membership Interests in the Company hereunder.

4. The Voting Trustees.

4.1. Status. Each Voting Trustee hereby severally and not jointly represents, warrants and covenants as follows:

(a) the Voting Trustee is an individual domiciled in the State set forth below opposite such Voting Trustees name:

Irik P. Sevin	New York
Stephen Russell	Indiana
Joseph P. Cavanaugh	New York

(b) the Voting Trustee is duly qualified for the performance of his obligations under this Agreement, and has the power, authority and legal right to enter into and perform his obligations under this Agreement; and

(c) this Agreement has been duly executed and delivered by the Voting Trustee and is a legal, valid and binding agreement of the Voting Trustee enforceable against the Voting Trustee in accordance with its terms.

4.2. Voting of Membership Interests; Meetings.

(a) Until the assignment and retransfer of the Membership Interests in exchange for Voting Trust Certificates pursuant to Section 7.2 hereof, the Voting Trustees shall possess and be entitled in their discretion to exercise all rights and powers to vote such Membership Interests and to give consents with respect to any lawful limited liability company action of the Company. Each Voting Trustee shall cause the Membership Interests to be voted or consents to be given in respect of the Membership Interests in accordance with the decision of a majority of the Voting Trustees.

(b) For this purposes of this Agreement, a “majority of the Voting Trustees” shall mean an affirmative vote of a majority of the votes cast by the Voting Trustees on a particular matter at a meeting of the Voting Trustees at which a majority of the Voting Trustees are present in person or by proxy, with each Voting Trustee entitled to one vote. The Voting Trustees may also act by unanimous written consent.

(c) Meetings of the Voting Trustees may be called by any Voting Trustee. Written notice of the time and place of any meeting of the Voting Trustees must be given to the Voting Trustees at least three days prior to the meeting. The notice of meeting must specify the purpose of the meeting. Any requirements of furnishing notice shall be waived by any Voting Trustee who signs a written waiver of such notice. Attendance by a Voting Trustee at a meeting shall constitute a waiver of the notice of such meeting, except when the Voting Trustee attends a meeting for the express purpose of objecting, at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Meetings of the Voting Trustees shall be held at such place within or without the State of Delaware as shall be fixed by the person calling the meeting. Voting Trustees may participate in a meeting of the Voting Trustees by means of telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 4(c) shall constitute presence in person at the meeting.

(d) No holder of Voting Trust Certificates shall in such capacity have any rights or powers to vote such Membership Interests or to give consents with respect to or otherwise take part in any limited liability company action of the Company.

4.3. Duty to Company. The Voting Trustees shall exercise their voting power and other powers in respect of the control of management of the Company in a manner that is in the best interests of the Company.

4.5. Resignation. Any Voting Trustee may resign at any time upon giving 30 days prior written notice of such resignation to the Company and to the holders of the Voting Trust Certificates. Such resignation shall take effect upon expiration of such 30-day period, whereupon all powers, rights and obligations of the resigning Voting Trustee under this Agreement shall cease and terminate.

4.6. Successor Trustee. Promptly upon (a) receipt of a notice of resignation from a Voting Trustee in accordance with Section 4.5 hereof or (b) any vacancy in the position of a Voting Trustee by reason of the death of the Voting Trustee, the inability or refusal to act of a Voting Trustee or any other reason, a successor trustee shall be appointed in accordance with this Section 4.6. Such successor trustee shall assume all powers, rights and obligations of such Voting Trustee hereunder immediately upon the appointment of such successor Voting Trustee. If Irik P. Sevin or his successor resigns as a Voting Trustee or there is otherwise a vacancy in the position formerly held by Mr. Sevin or his successor, Mr. Sevin (or, in the case of his death, his executor) shall be entitled to designate a successor Voting Trustee; provided that such successor Voting Trustee is approved by the other Voting Trustees, such approval not being unreasonably delayed or withheld. If Stephen Russell and Joseph P. Cavanaugh or their respective successors resign or there is a vacancy in the position formerly held by Stephen Russell or Joseph P. Cavanaugh or their respective successors, the Board of Directors of the Company shall be entitled to designate a successor Voting Trustee, by majority vote or unanimous written consent; provided that such successor Voting Trustee is approved by Irik P. Sevin, such approval not being unreasonably delayed or withheld.

4.7. No Fees. The Company shall not pay any fees to the Voting Trustees as compensation for their administration of the voting trust created hereby and for the proper exercise of their powers and performance of their duties under this Agreement; however, the Company shall reimburse the Voting Trustees for all reasonable out-of-pocket expenses (including reasonable legal fees and disbursements) incurred by the Voting Trustees in the (i) establishment of the voting trust contemplated hereby and the preparation of this Agreement and other documentation prepared in connection herewith and (ii) the administration of the voting trust contemplated hereby; provided that such expenses were approved by a majority of the Voting Trustees.

4.8. Voting Trustees May Rely. No Voting Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably and in good faith believed by him to be genuine and signed by the proper party or parties thereto. Each Voting

Trustee may for all purposes hereof rely on a certificate, signed by or on behalf of the party executing such certificate, as to any fact or matter, and such certificate shall constitute full protection of such Voting Trustee for any action taken or omitted to be taken by him in good faith in reliance thereon. In the administration of the voting trust, the Voting Trustees may, with the approval of a majority of the Voting Trustees and at the cost and expense of the Company, seek advice of counsel, accountants and other skilled persons to be selected and employed by the Voting Trustees acting with the approval of a majority of the Voting Trustees, and no Voting Trustee shall be liable for anything done, suffered or omitted in good faith by such Voting Trustee in accordance with the actions, advice or opinion of any such counsel, agents, accountants or other skilled persons.

4.9. Voting Trustee Acts as Trustee. In accepting the voting trust, each Voting Trustee acts solely as a trustee hereunder and not in any individual capacity, and all persons having any claim against such Voting Trustee by reason of the transactions contemplated hereby shall not have any recourse to such Voting Trustee in his individual capacity, except in the case of gross negligence or willful misconduct of such Voting Trustee.

4.10. No Expenses for the Voting Trustees. No Voting Trustee shall have any obligation by virtue of this Agreement to spend any of his own funds, or to take any action which could, in the judgment of such Voting Trustee, result in any cost or expense being incurred by such Voting Trustees other than in connection with his own obligations hereunder. No Voting Trustee shall be required to take any action or refrain from taking any action under this Agreement unless he shall have been indemnified by the holders of the Voting Trust Certificates in a manner and form satisfactory to such Voting Trustee against any liability, cost or expense (including reasonable legal fees and disbursements) that may be incurred by him in connection therewith. No provision of this Agreement shall be deemed to impose any duty on any Voting Trustee to take any action if such Voting Trustee shall have been advised by counsel that such action would expose such Voting Trustee to personal liability, is contrary to the terms hereof or is contrary to law.

5. Indemnification of Voting Trustees by Company and Member. Whether or not any of the transactions contemplated hereby shall be consummated, the Company hereby agrees to assume liability for and does hereby indemnify, protect, save and keep harmless each Voting Trustee, in both their individual and trust capacities, and all of their past, present and/or future agents, representatives and attorneys (including outside legal counsel) and any of their successors and assigns from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed upon, incurred by or asserted against such Voting Trustee or the enforcement of any of the terms hereof in any way relating to or arising out of the administration of the trust created hereby or the action or inaction of such Voting Trustee hereunder, except resulting from (a) the willful misconduct or gross negligence of such Voting Trustee in the performance of his duties hereunder, or (b) the breach by such Voting Trustee in his individual capacity of any of their respective representations, agreements and covenants in this Agreement. Whether or not any of the transactions contemplated hereby shall be consummated, the Member hereby agrees to assume liability for and does hereby indemnify, protect, save and keep harmless (i) the Company, (ii) all of the Company’s past, present and/or future officers, directors, trustees, members, partners, employees, fiduciaries, administrators and controlling persons, in all cases whether acting as agents for or with respect to the Company or in their individual capacities, (iii) each Voting Trustee, in both their individual and trust capacities, (iv) all of the past, present and/or future agents, representatives and attorneys (including outside legal counsel) of any of the persons or entities described in (i), (ii) or (iii) in this Section 5 and any of their successors and assigns (collectively, the “Releasees”) from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed upon, incurred by or asserted against the Releasees or the enforcement of any of the terms hereof in any way relating to or arising out of a material breach by the Member in his individual capacity of any of the representations, warranties or agreements of the Member contained in this Agreement. The indemnities contained in this Section 5 shall survive the termination of this Agreement.

6. Holders of Voting Trust Certificates Bound; Waiver of Claims Against Voting Trustees. Every registered holder of a Voting Trust Certificate, and every bearer of a Voting Trust Certificate properly endorsed in blank or properly assigned by the acceptance or holding thereof, shall be deemed conclusively for all purposes to have assented to this Agreement and to all of its terms, conditions and provisions and shall be bound thereby with the same force and effect as if such holder or bearer had executed this Agreement.

7. Termination.

7.1. Termination Date. The voting trust created by this Agreement shall terminate on the earliest of (a) March 7, 2030, unless extended by further agreement as provided by law, (b) at any time upon the agreement of all three of the Voting Trustees and the holders of Voting Trust Certificates representing all of the Membership Interests in the Company that are being held in trust pursuant to this Agreement and (c) the date upon which this Agreement is required to be terminated in order to comply with applicable law.

7.2. Exchange of Shares and Voting Trust Certificates. Upon termination of this Agreement, the Voting Trustees, in exchange for or upon surrender of any Voting Trust Certificates then outstanding, shall, in accordance with the terms thereof assign and transfer to the holders of the Voting Trust Certificates, the Membership Interests in the Company represented by such Voting Trust Certificates, and thereupon all liability of the Voting Trustees for the assignment and retransfer of such Membership Interests shall terminate.

8. Notices. All notices in connection with this Agreement shall be in writing and shall be given by registered mail, overnight courier, personal delivery, or facsimile, addressed as follows:

Voting Trustees:	Irik P. Sevin
4 East 72nd Street
New York, New York 10021
Facsimile:

Stephen Russell
c/o Celadon Trucking Services, Inc.
9503 East 33rd Street
Indianapolis, IN 46235
Facsimile: (317) 890-8099

Joseph P. Cavanaugh
c/o Star Gas LLC
2187 Atlantic Street
Stamford, CT 06902
Facsimile:

Company:	Star Gas LLC
2187 Atlantic Street
Stamford, CT 06902
Facsimile:

Member:	Irik P. Sevin
4 East 72nd Street
New York, New York 10021
Facsimile:

or, as to any party, to such other address as such party shall from time to time designate by written notice to the other parties. Notice provided in accordance with this Section 8 shall be deemed delivered upon personal delivery, receipt by facsimile or overnight mail, or receipt by first class U.S. mail in accordance with the above; provided, however, that a notice given in accordance with this Section 8 but received on a day other than a business day, or after business hours in the place of receipt, will be deemed received on the next business day in that place.

9. Miscellaneous. The terms of this Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the Company, the Member and the Voting Trustees and their respective successors, assigns and personal representatives. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware. In case any provision of this Agreement shall be held to be invalid or unenforceable in whole or in part, neither the validity nor the enforceability of the remainder of this Agreement shall in any way be affected. Any party may amend or supplement this Agreement at any time by an instrument in writing duly executed by the other parties hereto. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions hereof. Copies of this Agreement and of every agreement amending or supplementing this Agreement shall be kept by the Voting Trustees and by the Company on file in its principal office each of which shall be open to inspection in accordance with the requirements of law.

10. Consent to Jurisdiction, Waiver of Immunities. The Company, the Voting Trustees and the Member hereby irrevocably submit to the jurisdiction of the Courts of the State of New York located in the Borough of Manhattan or the United States District Court for the Southern District of New York, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement. The Company, the Voting Trustees and the Member irrevocably consent to the service of any and all process to the Company or the Member by registered or certified mail at its respective address designated in Section 8. In addition, the Company, the Voting Trustees and the Member hereby irrevocably waive to the fullest extent permitted by law any objection which they may now or hereafter have to the laying of venue in any such action or proceeding in the Courts of the State of New York located in the Borough of Manhattan or the United States District Court for the Southern District of New York, and hereby further irrevocably waive any claim that any such forum is an inconvenient forum. The Company, the Voting Trustees and the Member agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

11. Material Agreements. None of the parties will state, assert or otherwise take a position that the execution, delivery and performance of this Agreement constitutes (i) a “Change in Control” under the Credit Agreement dated as of December 17, 2004 between Petroleum Heat and Power Co., Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, the loan parties party thereto and the lenders party thereto (the “Credit Agreement”) or (ii) a “Change of Control” under the Indenture dated as of February 6, 2003 between Star Gas Partners, L.P., Star Gas Finance Company and Union Bank of California, N.A., as Trustee, as supplemented (the “Indenture”). To the extent that the execution, delivery and performance of this Agreement constitutes a Change in Control under the Credit Agreement or a Change of Control under the Indenture, this Agreement shall be inoperable.

12. Counterparts. This Agreement may be executed in counterparts, each of which may be deemed to be an original instrument but all of which together shall constitute but one instrument and only one set of rights and obligations shall arise therefrom.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

COMPANY:	STAR GAS LLC

By:
Name:
Title:

MEMBER:

Irik P. Sevin

VOTING TRUSTEES:

Irik P. Sevin

Stephen Russell

Joseph P. Cavanaugh

Exhibit A

to Voting Trust Agreement

Sale, pledge or other disposition or transfer of this Voting Trust Certificate and the Membership Interests in Star Gas LLC, a Delaware limited liability company (the “Company”), represented hereby, is restricted by the terms of a Voting Trust Agreement dated as of March 7, 2005, which may be examined at the principal office of the Company.

No.	Percentage Interest

VOTING TRUST CERTIFICATE

THIS IS TO CERTIFY THAT:

1 . This Certificate is issued pursuant to, and the rights of the holder hereof are subject to, the terms and conditions of a Voting Trust Agreement, dated as of March 7, 2005 (as it may be amended or supplemented from time to time, the “Voting Trust Agreement”), by and among Star Gas LLC, a Delaware limited liability company (the “Company”), and Irik P. Sevin, in his capacity as a member of the Company (the “Member”), and Irik P. Sevin, Stephen Russell and Joseph P. Cavanaugh in their capacities as trustees under this Voting Trust Agreement (the “Voting Trustees”, which term shall be deemed to include their respective successors as Voting Trustees thereunder). Copies of the Voting Trust Agreement are kept on file by the Voting Trustees and by the Company in its principal office and are open to inspection in accordance with the requirements of law.

2. By delivery of this Certificate, the holder hereof and every transferee agree to be bound by the terms of this Certificate and of the Voting Trust Agreement.

3. On March 7, 2030 (or upon such later date as may be provided by further agreement lawfully extending the term of the Voting Trust created pursuant to the Voting Trust Agreement) or upon the earlier termination of the Voting Trust Agreement as provided therein, the holder of this Certificate shall be entitled to have the Voting Trustees assign and retransfer to the holder, the Membership Interests in the Company (the “Membership Interests”) represented by this Certificate.

4. The Voting Trustees shall receive and hold, subject to the terms of this Agreement, any distributions declared and paid on the Membership Interests represented by this Certificate and shall promptly after receipt distribute directly any such distributions to holder of this Certificate, such distribution to be equivalent to the distribution that such holder would have been entitled to receive had such holder not assigned and transferred to the Voting Trustees such holder’s Membership Interests in the Company.

5. Until the assignment and retransfer of the Membership Interests represented by this Certificate to the holder of this Certificate, the Voting Trustees shall possess and be entitled in their discretion to exercise all rights and powers to vote such Membership Interests as provided in the Voting Trust Agreement, and to give consents with respect to any lawful limited liability company action of the Company, and no holder of this Certificate shall in such capacity have any rights or powers to vote such Membership Interests or to give consents with respect to or otherwise take part in any limited liability company action of the Company.

6. This Certificate is transferable only on the books of the Voting Trustees to be kept by them or their agents upon surrender hereof (duly endorsed in blank or accompanied by a proper instrument of assignment duly executed in blank, together with all requisite transfer tax stamps attached thereto and an amount sufficient to pay all state and local taxes or other governmental charges, if any, then payable in respect of such transfer) by the registered holder in person or by such holder’s duly authorized attorney. Until this Certificate is transferred as above, the Voting Trustees may treat the registered holder hereof as the absolute owner hereof for all purposes whatsoever.

7. This Certificate is not valid unless signed by the Voting Trustees.

IN WITNESS WHEREOF, the undersigned Voting Trustees have caused this Certificate to be signed this      day of                 , 20    .

VOTING TRUSTEES:

Name: Irik P. Sevin

Name: Stephen Russell

Name: Joseph P. Cavanaugh

FOR VALUE RECEIVED,                          hereby sells, assigns and transfers unto                         ,                          the Membership Interests represented by the attached certificate and does hereby irrevocably constitute and appoint the Voting Trustees to transfer the said Membership Interests on the books of the Voting Trustees.

Dated:                 , 20

In the presence of: